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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 2, 2005
                                                           ------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                       001-09186            23-2416878
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  (State or Other Jurisdiction           (Commission          (IRS Employer
        of Incorporation)                File Number)       Identification No.)

   250 Gibraltar Road, Horsham, PA                                    19044
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 938-8000
                                                           --------------

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  OTHER EVENTS

1. On June 2, 2005, Toll Brothers Inc. issued a press release announcing that Toll Brothers Finance Corp., completed the sale of $300 million of its Senior Notes due 2015,. A copy of the press release is filed as
         Exhibit 99.1 to this Form 8-K.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c). Exhibits.

         The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit
  No.                                        Item
-------                                     ------
 99.1* Press release of Toll Brothers, Inc. dated June 2, 2005 announcing Toll Brothers Finance Corp. completion of the offering of $300 million Senior Notes due 2015.



* Filed electronically herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TOLL BROTHERS, INC.

Dated: June 2, 2005                            By: Joseph R. Sicree
                                                   -------------------------
                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer